                            NATIONS BALANCED TARGET
                              MATURITY FUND, INC.



                                     ANNUAL
                                     REPORT



                       For the Year Ended March 31, 1997



                                    NATIONS
                                    BALANCED
                                     TARGET
                                 MATURITY FUND

--------------------------------------------------------------------------------

               NOT                        MAY LOSE VALUE
               FDIC-
               INSURED                    NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------

SHARES OF THE NATIONS BALANCED TARGET MATURITY FUND, INC. ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the fiscal year ended March 31, 1997.

INVESTMENT OBJECTIVE

     The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all dividends, the objective remains to return at least the principal investment on September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION(1)

     The Company continued to pursue its long-term objective over this one-year period by investing a portion of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

     For the twelve-month period ended March 31, 1997, the total return of the Company was 13.93%(2) based on an ending market value of $9.00. Over this period, the Company distributed $0.44 per share of ordinary income to its shareholders. Additionally, a capital gain of $1.15 per share was distributed over this same period. As of March 31, 1997, 58.7% of the Company was invested in Zero Coupon U.S. Treasury Obligations, 35.6% was invested in common stocks and 4.5% was invested in a repurchase agreement. A breakdown of portfolio holdings follows.

                    PORTFOLIO BREAKDOWN AS OF MARCH 31, 1997

Zero Coupon U.S. Treasury Obligations..........   58.7%
Repurchase Agreement...........................    4.5%
Domestic Petroleum.............................    3.9%
Electric Power.................................    2.9%
Computer Software and Services.................    2.8%
Chemicals-Basic................................    2.6%
Machinery & Equipment..........................    2.3%
Paper & Forest Products........................    2.0%
Other Assets & Liabilities.....................    1.2%
Other Common Stocks............................   19.1%


INVESTMENT PHILOSOPHY

     The equity portion of the Company is invested under the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many economic sectors, although certain sectors may be modestly over- or underweighted relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), from time to time.
---------------

(1) THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

(2) The average annual total return since inception (6/30/94) based on the market price was 9.49%. Total return represents the change, over a specific period of time, in the value of an investment in the Company after reinvesting all income and capital gains.

     The emphasis in stock selection will continue to be a "bottom-up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product development or corporate restructurings.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

     Over the past year, the economy accelerated and inflation remained relatively low. The environment was favorable for corporate profits and a strong equity market that enhanced the Company's performance. Bond returns were limited by rising interest rates. The Company continues to hold a significant portion of the portfolio in Zero Coupon U.S. Treasuries in pursuit of its objective.

     The Company reduced its exposure to the finance and healthcare sectors this past year. Strong stock price performance in these groups resulted in less attractive valuations. Positions were dramatically lowered in the bank, insurance, and pharmaceutical areas. Proceeds from these sales were reinvested into the economically sensitive sectors of the stock market, including basic materials and capital goods.

     The Company's investment adviser believes that the domestic oil, electric utility and defense groups currently offer compelling valuations and the prospects for improving long-term earnings growth. Oil industry fundamentals are strengthening as capacity utilization is rising. Domestic oil companies with an orientation toward exploration, natural gas or refining are poised for favorable earnings growth over the next several years. Moreover, certain oil company management teams appear committed to restructuring programs to enhance profits. In the electric utility industry, deregulation is creating investment opportunities and risks for its participants. Those companies with favorable cost structures, proactive management teams and financial strength should benefit. The holdings in the defense sector should benefit from ongoing industry consolidation. Consolidation leads to lower corporate operating costs and in turn, faster earnings growth.

                 TOP TEN EQUITY HOLDINGS AS OF MARCH 31, 1997*

            1. Computer Associates International Inc.......   0.71%
            2. Motorola, Inc...............................   0.61
            3. Wellman, Inc................................   0.60
            4. Union Texas Petroleum Holdings Inc..........   0.58
            5. Phillips Petroleum Company..................   0.57
            6. Ford Motor Company..........................   0.56
            7. Kerr-McGee Corporation......................   0.56
            8. Nucor Corporation...........................   0.54
            9. Electronic Data Systems Corporation.........   0.53
           10. Rhone-Poulenc Rorer, Inc....................   0.53

    * Portfolio holdings are subject to change and may not be representative of the Company's current holdings.

     Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. We appreciate your confidence and continued support.

Sincerely,

/s/ Mark H. Williamson
Mark H. Williamson
President

March 31, 1997

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                                                                VALUE
  SHARES                                                                                      (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 35.6%
              AEROSPACE AND DEFENSE -- 1.4%
      6,100   Litton Industries Inc. ......................................................  $   245,525
      2,800   Lockheed Martin Corporation..................................................      235,200
      5,600   Raytheon Company.............................................................      252,700
                                                                                             -----------
                                                                                                 733,425
                                                                                             -----------
              APPAREL AND TEXTILES -- 0.4%
      3,200   V.F. Corporation.............................................................      214,000
                                                                                             -----------
              AUTOMOBILE AND TRUCK MANUFACTURERS -- 0.5%
      9,500   Ford Motor Company...........................................................      298,062
                                                                                             -----------
              AUTOMOBILE PARTS MANUFACTURERS -- 1.0%
      8,300   Cooper Tire & Rubber Company.................................................      153,550
      5,800   Dana Corporation.............................................................      190,675
      4,900   Snap-On Inc. ................................................................      189,875
                                                                                             -----------
                                                                                                 534,100
                                                                                             -----------
              BANKS -- 0.3%
      2,000   Bankers Trust N.Y. Corporation...............................................      164,000
                                                                                             -----------
              CHEMICALS -- BASIC -- 2.6%
      9,800   Cabot Corporation............................................................      235,200
      2,400   Dow Chemical Company.........................................................      192,000
      8,900   Georgia Gulf Corporation.....................................................      224,725
      4,900   Imperial Chemical Industries Plc, ADR........................................      222,950
      6,200   Mallinckrodt Group Inc. .....................................................      254,975
      4,300   PPG Industries, Inc. ........................................................      232,200
                                                                                             -----------
                                                                                               1,362,050
                                                                                             -----------
              CHEMICALS -- SPECIALTY -- 0.6%
     18,000   Wellman, Inc. ...............................................................      315,000
                                                                                             -----------
              COAL, GAS AND PIPELINE -- 0.4%
     19,000   Transportadora de Gas, ADR...................................................      244,625
                                                                                             -----------
              COMPUTER SOFTWARE AND SERVICES -- 2.8%
      4,900   Cabletron Systems Inc.+......................................................      143,325
      7,600   Ceridian Corporation+........................................................      272,650
      9,600   Computer Associates International Inc. ......................................      373,200
      7,000   Electronic Data Systems Corporation..........................................      282,625
      2,700   Hewlett-Packard Company......................................................      143,775
      8,200   3Com Corporation+............................................................      268,550
                                                                                             -----------
                                                                                               1,484,125
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                                                                VALUE
  SHARES                                                                                      (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              CONSTRUCTION -- 0.5%
      4,500   Fluor Corporation............................................................  $   236,250
                                                                                             -----------
              DIVERSIFIED -- 0.5%
     10,200   First Brands Corporation.....................................................      249,900
                                                                                             -----------
              DRUGS -- 1.1%
      3,000   Glaxo Wellcome Plc, ADR......................................................      106,125
      5,000   Pharmacia & Upjohn Inc. .....................................................      183,125
      3,800   Rhone-Poulenc Rorer, Inc. ...................................................      281,200
                                                                                             -----------
                                                                                                 570,450
                                                                                             -----------
              ELECTRIC POWER -- 2.8%
     10,000   Baltimore Gas & Electric Company.............................................      267,500
      6,400   Central & South West Corporation.............................................      136,800
      5,800   DTE Energy Company...........................................................      155,875
      6,200   Duke Power Company...........................................................      273,575
      4,200   Florida Progress Corporation.................................................      127,575
     10,800   New York State Electric & Gas Company........................................      233,550
      7,000   PECO Energy Company..........................................................      142,625
      7,900   Unicom Corporation...........................................................      154,050
                                                                                             -----------
                                                                                               1,491,550
                                                                                             -----------
              ELECTRICAL EQUIPMENT -- 0.4%
      3,100   Grainger (W.W.) Inc. ........................................................      229,400
                                                                                             -----------
              ELECTRONICS -- 1.5%
      7,100   AMP Inc. ....................................................................      244,062
      9,500   Atmel Corporation+...........................................................      227,406
      5,300   Motorola, Inc. ..............................................................      319,988
                                                                                             -----------
                                                                                                 791,456
                                                                                             -----------
              FOOD PRODUCERS -- 1.1%
      8,000   IBP, Inc. ...................................................................      197,000
      8,100   McCormack & Company, Inc. ...................................................      198,450
      4,600   Sara Lee Corporation.........................................................      186,300
                                                                                             -----------
                                                                                                 581,750
                                                                                             -----------
              FOOD RETAILERS -- 0.3%
      6,300   Great Atlantic & Pacific Tea Inc. ...........................................      159,863
                                                                                             -----------
              FURNITURE AND APPLIANCES -- 1.1%
      7,000   Black & Decker Corporation...................................................      224,875
      9,100   Rubbermaid, Inc. ............................................................      226,362
      2,500   Whirlpool Corporation........................................................      119,063
                                                                                             -----------
                                                                                                 570,300
                                                                                             -----------
              INSURANCE COMPANIES -- 0.4%
      2,100   CNA Financial Corporation+...................................................      225,225
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                                                                VALUE
  SHARES                                                                                      (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              MACHINERY AND EQUIPMENT -- 2.3%
      5,000   Dover Corporation............................................................  $   262,500
      7,000   Foster Wheeler Corporation...................................................      247,625
      5,700   General Signal Corporation...................................................      223,013
      6,600   Harsco Corporation...........................................................      240,075
      7,600   Trinity Industries Inc. .....................................................      230,850
                                                                                             -----------
                                                                                               1,204,063
                                                                                             -----------
              MEDICAL PRODUCTS AND SUPPLIES -- 0.8%
      6,000   Bard (C.R.) Inc. ............................................................      171,000
      4,000   Medtronic, Inc. .............................................................      249,000
                                                                                             -----------
                                                                                                 420,000
                                                                                             -----------
              MEDICAL SERVICES -- 0.4%
      5,700   Columbia/HCA Healthcare Corporation..........................................      191,663
                                                                                             -----------
              OIL -- DOMESTIC -- 3.9%
      1,700   Amoco Corporation............................................................      147,262
      6,200   Ashland Oil, Inc. ...........................................................      249,550
      1,900   Atlantic Richfield Company...................................................      251,988
      6,000   Burlington Resources Inc. ...................................................      256,500
      4,800   Kerr-McGee Corporation.......................................................      297,000
      7,400   Phillips Petroleum Company...................................................      302,475
      7,400   Ultramar Diamond Shamrock Corporation........................................      234,950
     16,600   Union Texas Petroleum Holdings Inc. .........................................      305,025
                                                                                             -----------
                                                                                               2,044,750
                                                                                             -----------
              OIL -- INTERNATIONAL -- 0.4%
      1,800   Mobil Corporation............................................................      235,125
                                                                                             -----------
              PAPER AND FOREST PRODUCTS -- 2.0%
      2,800   Georgia-Pacific Corporation..................................................      203,000
      4,500   Mead Corporation.............................................................      238,500
      8,900   Sonoco Products Company......................................................      240,300
      9,200   Westvaco Corporation.........................................................      231,150
      3,600   Weyerhaeuser Company.........................................................      160,650
                                                                                             -----------
                                                                                               1,073,600
                                                                                             -----------
              RECREATION -- 0.3%
      7,000   Circus Circus Enterprises Inc.+..............................................      182,000
                                                                                             -----------
              RETAIL -- 1.0%
      5,900   Mercantile Stores Inc. ......................................................      273,613
      5,800   Penney (J.C.) Company Inc. ..................................................      276,225
                                                                                             -----------
                                                                                                 549,838
                                                                                             -----------
              STEEL -- 0.7%
      3,000   British Steel Plc, ADR.......................................................       79,875
      6,200   Nucor Corporation............................................................      283,650
                                                                                             -----------
                                                                                                 363,525
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                                                                VALUE
  SHARES                                                                                      (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              TELECOMMUNICATIONS -- 0.8%
      8,700   LCI International Inc. ......................................................  $   145,725
      7,200   Royal PTT Nederland, ADR.....................................................      261,000
                                                                                             -----------
                                                                                                 406,725
                                                                                             -----------
              TRANSPORTATION -- AIRLINES -- 0.7%
      2,200   AMR Corporation+.............................................................      181,500
      8,600   Southwest Airlines Company...................................................      190,275
                                                                                             -----------
                                                                                                 371,775
                                                                                             -----------
              TRANSPORTATION -- RAILROADS -- 0.5%
      3,300   Burlington Northern Santa Fe Inc. ...........................................      244,200
                                                                                             -----------
              UTILITIES -- NATURAL GAS -- 0.8%
      8,800   Brooklyn Union Gas Company...................................................      248,600
      5,100   Equitable Resources Inc. ....................................................      156,187
                                                                                             -----------
                                                                                                 404,787
                                                                                             -----------
              UTILITIES -- TELEPHONE -- 1.3%
      2,400   Ameritech Corporation........................................................      147,600
      2,400   Bell Atlantic Corporation....................................................      146,100
      4,600   SBC Communications Inc. .....................................................      242,075
      2,900   Sprint Corporation...........................................................      131,950
                                                                                             -----------
                                                                                                 667,725
                                                                                             -----------
              TOTAL COMMON STOCKS (Cost $19,150,477).......................................   18,815,307
                                                                                             ===========

 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURY STRIPPED SECURITIES -- 58.7%
$15,256,800   TIGR, Interest Receipt, 7.460% due 08/15/2004**..............................    9,211,140
 20,000,000   TIGR, Principal Receipt, 7.440% due 08/15/2004**.............................   12,074,800
 16,120,000   U.S. Treasury Strip, 7.440% due 08/15/2004**.................................    9,739,220
                                                                                             -----------
              TOTAL U.S. TREASURY STRIPPED SECURITIES (Cost $29,945,519)...................   31,025,160
                                                                                             ===========
REPURCHASE AGREEMENT -- 4.5% (Cost $2,399,000)
  2,399,000   Agreement with Smith Barney, 6.300% dated 03/31/1997, to be repurchased at $2,399,420 on 04/01/1997, collateralized by:
                $2,399,006 U.S. Government Agency Securities,
                5.125% -- 8.740% due 03/04/98 -- 12/14/43..................................     2,399,000
                                                                                              ===========
TOTAL INVESTMENTS (Cost $51,494,996*).............................................    98.8%    52,239,467
OTHER ASSETS AND LIABILITIES (NET)................................................     1.2        624,500
                                                                                     -----    -----------
NET ASSETS........................................................................   100.0%   $52,863,967
                                                                                     =====    ===========

---------------

 * Aggregate cost for Federal tax purposes is $51,562,022.
** The rate shown is the effective yield at date of purchase.
 + Non-income producing security.

ABBREVIATIONS:
ADR -- American Depositary Receipt
TIGR -- Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES                            MARCH 31, 1997

ASSETS:
     Investments, at value (Cost $51,494,996) (Note 1)
       See accompanying schedule............................................                  $52,239,467
     Cash...................................................................                      181,106
     Receivable for investment securities sold..............................                    1,630,245
     Dividends and interest receivable......................................                       37,705
     Unamortized organization costs (Note 5)................................                       24,875
     Prepaid expenses.......................................................                       13,475
                                                                                              -----------
          Total Assets......................................................                   54,126,873
LIABILITIES:
     Payable for investment securities purchased............................   $1,148,973
     Accrued legal and audit fees payable...................................       42,342
     Investment advisory fee payable (Note 2)...............................       22,409
     Transfer agent fees payable (Note 2)...................................       11,496
     Administration fee payable (Note 2)....................................       11,422
     Custodian fees payable (Note 2)........................................        7,143
     Accrued Directors' fees and expenses (Note 2)..........................        1,125
     Accrued expenses and other payables....................................       17,996
                                                                                 --------
          Total Liabilities.................................................                    1,262,906
                                                                                              -----------
NET ASSETS..................................................................                  $52,863,967
                                                                                              ===========
NET ASSETS consist of:
     Distributions in excess of net investment income.......................                  $      (439)
     Accumulated net realized gain on investments sold......................                    3,320,175
     Net unrealized appreciation of investments.............................                      744,471
     Common Stock at par value (Note 4).....................................                        5,231
     Paid-in capital in excess of par value.................................                   48,794,529
                                                                                              -----------
          Total Net Assets..................................................                  $52,863,967
                                                                                              ===========
NET ASSET VALUE PER SHARE:
  ($52,863,967 / 5,231,163 shares of common stock outstanding)..............                       $10.11
                                                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
     Interest................................................................                $ 2,264,585
     Dividends...............................................................                    640,883
                                                                                             -----------
          Total Investment Income............................................                  2,905,468
EXPENSES:
     Investment advisory fee (Note 2)........................................   $281,548
     Administration fee (Note 2).............................................    139,948
     Transfer agent fees (Note 2)............................................     81,622
     Legal and audit fees....................................................     65,935
     Custodian fees (Note 2).................................................     30,384
     Amortization of organization costs (Note 5).............................     11,056
     Directors' fees and expenses (Note 2)...................................      7,900
     Other...................................................................     39,526
                                                                                --------
          Total Expenses.....................................................                    657,919
                                                                                             -----------
NET INVESTMENT INCOME........................................................                  2,247,549
                                                                                             -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain on investments during the period......................                  6,344,318
     Net unrealized depreciation of investments during the period............                 (3,817,472)
                                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............................                  2,526,846
                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                $ 4,774,395
                                                                                             ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR          YEAR
                                                                                  ENDED         ENDED
                                                                                03/31/97      03/31/96
                                                                               -----------   -----------
Net investment income........................................................  $ 2,247,549   $ 2,094,645
Net realized gain on investments.............................................    6,344,318     5,478,212
Net unrealized appreciation/(depreciation) on investments....................   (3,817,472)    2,894,805
                                                                               -----------   -----------
Net increase in net assets resulting from operations.........................    4,774,395    10,467,662
Distributions to shareholders from net investment income.....................   (2,281,662)   (2,064,257)
Distributions to shareholders from net realized gains on investments.........   (6,009,731)   (2,610,350)
Net increase in net assets from Company share transactions (Note 4)..........           --       349,684
                                                                               -----------   -----------
Net increase/(decrease) in net assets........................................   (3,516,998)    6,142,739
NET ASSETS:
Beginning of year............................................................   56,380,965    50,238,226
                                                                               -----------   -----------
End of year (including distributions in excess of net investment income and
  undistributed net investment income of $(439) and $33,251, respectively)...  $52,863,967   $56,380,965
                                                                               ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                             YEAR         YEAR        PERIOD
                                                                             ENDED        ENDED        ENDED
                                                                           03/31/97     03/31/96     03/31/95*
                                                                           ---------    ---------    ---------
Operating performance:
Net asset value, beginning of year......................................    $ 10.78      $  9.67      $  9.35#
                                                                             ------      -------      -------
Net investment income...................................................       0.43         0.40         0.29**
Net realized and unrealized gain on investments.........................       0.49         1.61         0.40
                                                                             ------      -------      -------
Net increase in net assets resulting from investment operations.........       0.92         2.01         0.69
Offering expenses charged to paid-in-capital............................         --           --        (0.03)
Distributions:
Dividends from net investment income....................................      (0.44)       (0.40)       (0.29)
Distributions in excess of net investment income........................         --           --        (0.00)##
Distributions from net realized capital gains...........................      (1.15)       (0.50)       (0.05)
                                                                             ------      -------      -------
Total distributions.....................................................      (1.59)       (0.90)       (0.34)
                                                                             ------      -------      -------
Net asset value, end of year............................................    $ 10.11      $ 10.78      $  9.67
                                                                           ========     ========     ========
Market value, end of year...............................................    $ 9.000      $ 9.250      $ 8.500
                                                                           ========     ========     ========
Total return++..........................................................      13.93%       19.25%       (5.54)%
                                                                           ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)......................................    $52,864      $56,381      $50,238
Ratio of operating expenses to average net assets.......................       1.18%        1.24%        1.10%+
Ratio of net investment income to average net assets....................       4.01%        3.75%        4.12%+
Portfolio turnover rate.................................................         99%          46%          25%
Average commission rate (per share of security)+++......................    $0.0592      $0.0623          N/A

---------------

   * Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.
  ** Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
   + Annualized
  ++ Total return represents aggregate total return for the period based on market value at period end.
 +++ Average commission rate paid per share of securities purchased and sold by the Company.
   # Initial offering price net of sales commissions of $0.65 per share.
  ## Value represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

     Nations Balanced Target Maturity Fund, Inc. (the "Company") was incorporated under the laws of the State of Maryland on March 23, 1994 and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company commenced operations on June 30, 1994.

1.  SIGNIFICANT ACCOUNTING POLICIES.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The policies described below are followed by the Company in the preparation of its financial statements and are in accordance with generally accepted accounting principles.

     Portfolio Valuation: The Company's portfolio securities that are traded on a recognized securities exchange are valued at the last sales price on the securities exchange that such securities are primarily traded on or at the last sales price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by a pricing service. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available and certain other assets are valued by the investment adviser under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Company may engage in repurchase agreement transactions, including joint repurchase agreement transactions in which the Company, along with other registered investment companies advised by NationsBanc Advisors, Inc. ("NBAI"), invest their aggregate cash balances. Under the terms of a typical repurchase agreement, the Company takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Company to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Company's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation including interest. Generally, in the event of counterparty default, the Company has the right to use the collateral to offset losses incurred. There would be a potential loss to the Company in the event the Company is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Company seeks to assert its rights. Unless permitted by the Securities and Exchange Commission, the Company will not enter into repurchase agreements with the Company's investment adviser, distributor or any of their affiliates. The Company's investment adviser, acting under the supervision of the Board of Directors, monitors the value of the collateral received as well as the creditworthiness of those banks and dealers with which the Company enters into repurchase agreements to evaluate potential risks.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains or losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned ratably from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividend and Distributions to Shareholders: It is the policy of the Company to pay quarterly distributions from net investment income to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in Federal tax consequences to shareholders. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences incurred for the year ended March 31, 1997, resulting from differences in book and tax accounting for organization costs and distributions from the Company's investment in Real Estate Investment Trusts, have been reclassified at year end to reflect an increase to undistributed net investment income of $423, an increase in accumulated net realized gains of $1,693 and a decrease to paid-in capital of $2,116.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Federal Income Tax: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NBAI, a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero-Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero-Coupon (Stripped) U.S. Treasuries.

     The Company and NBAI have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc., ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive a sub-advisory fee from NBAI equal to an annual rate of 0.15% of the Company's average weekly net investment in Zero-Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets other than Zero-Coupon (Stripped) U.S. Treasuries.

     NationsBank is the Company's Administrator. Pursuant to an administration agreement (the "Administration Agreement"), the Company has retained NationsBank to supervise the overall day-to-day operations of the Company and to provide certain administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services furnished to the Company and the expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

     NationsBank has entered into a sub-administration agreement (the "Sub-Administration Agreement") with First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, pursuant to which First Data provides certain administrative services in support of the operations of the Company. The fees of First Data are paid out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

     NationsBank of Texas, N.A. acts as the custodian of the Company's assets and for the year ended March 31, 1997, earned $30,384 for providing such services. On October 18, 1996, The Bank of New York was appointed sub-custodian of the Company. First Data also serves as the transfer agent and dividend disbursing agent for the Company.

     No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a director or officer of the Company. The Company pays the Chairman of the Board and each unaffiliated director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings. In addition, each eligible director may be entitled to certain benefits upon retirement from the Board of Directors.

3.  SECURITIES TRANSACTIONS.

     For the year ended March 31, 1997, the cost of purchases and proceeds from sales of investment securities (excluding long-term U.S. government securities and short-term investments) aggregated $52,463,942 and $59,207,309, respectively.

     At March 31, 1997, gross unrealized appreciation and depreciation for tax purposes was $1,608,278 and $930,833, respectively.

4.  COMMON STOCK.

     At March 31, 1997, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Company sold a total of 5,137,601 shares of common stock in the initial public offering. Proceeds to the Company, before the expenditures of underwriting commissions of $3,339,441, of which $805,466 and $2,522,275 was paid to Stephens Inc. and NationsSecurities, respectively, amounted to $51,376,010. These expenditures have been charged against paid-in capital.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases for the year ended March 31, 1997.

     Common stock transactions were as follows:

                                                            YEAR ENDED                    YEAR ENDED
                                                             03/31/97                      03/31/96
                                                     -------------------------     -------------------------
                                                       SHARES        AMOUNT          SHARES        AMOUNT
                                                     -------------------------     -------------------------
Issued as reinvestment of dividends................      --        $   --              33,395    $   349,684
                                                     ----------    -----------     ----------    -----------
Total increase.....................................      --        $   --              33,395    $   349,684
                                                     ==========    ===========     ==========    ===========

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
NATIONS BALANCED TARGET MATURITY FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
May 15, 1997

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)

For the year ended March 31, 1997 the amount of long term capital gain distributed to shareholders by the Company was $3,196,240. Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 1997, 11.58% qualified for the dividends received deduction available to corporate shareholders.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN

THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)

circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may in its discretion issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

PO Box 34602                                                    BULK RATE
Charlotte, NC 28234-4602                                       U.S. POSTAGE
Toll Free 1-800-982-2271                                           PAID
                                                              N READING, MA
                                                                PERMIT NO.
                                                                   105





AR6 IN-96216-397